Exhibit 32.1
CERTIFICATION

John P. McLaughlin, President, Chief Executive Officer and Acting Chief Financial Officer, of PDL BioPharma, Inc. (the “Registrant”), hereby certifies in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on his or her knowledge:
(1) The Annual Report on Form 10-K for the fiscal year ended December 31, 2012 of the Registrant, to which this certification is attached as an exhibit (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.
A signed original of this written statement required by Section 906 will be provided to the Securities and Exchange Commission or its staff upon request.
Dated: March 1, 2013

By:
/s/ JOHN P. MCLAUGHLIN
John P. McLaughlin
President, Chief Executive Officer and Acting Chief Financial Officer
(Principal Executive Officer and Acting Principal Financial Officer)